COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

CLASS A (MLOAX), CLASS C (MLOCX), CLASS F (MLOFX), CLASS I (MLOIX),

CLASS R (MLORX), CLASS T (MLOTX) AND CLASS Z (MLOZX) SHARES

Supplement dated December 19, 2018 to

Summary Prospectus and Prospectus dated April 1, 2018

Statement of Additional Information dated September 1, 2018

Effective December 31, 2018, Robert Becker will no longer serve as a portfolio manager to the Fund. Ben Morton and Tyler Rosenlicht will remain portfolio managers to the Fund. Accordingly, all references to Robert Becker in the Summary Prospectus and Prospectus dated April 1, 2018 are hereby removed.

In addition, on December 4, 2018, the Board of Directors of the Fund approved a change to the Fund’s benchmarks from the Alerian Midstream Energy Select Index (formerly known as the Alerian Energy Infrastructure Index) and the Alerian MLP Index to the Alerian Midstream Energy Canada-Capped Index, effective after close of business on January 31, 2019.

Also on December 4, 2018, the Board of Directors of the Fund approved the implementation of a 10-year automatic conversion plan for Class C shares, whereby, effective on or about March 15, 2019, Class C shares that are held for approximately ten years after purchase will automatically convert to Class A shares of the same Fund.

Accordingly, the following paragraph is added to the end of the section entitled “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best For You” on page 56 of the Fund’s Prospectus:

Starting on or about March 15, 2019, Class C shares will automatically convert into Class A shares on a monthly basis approximately ten years after the original date of purchase. For more information about the automatic conversion of Class C shares, see “How to Purchase, Exchange and Sell Fund Shares—Class C Shares”.

Additionally, the following sentence will be added to the end of footnote 4 in the comparison chart of Fund share classes in the same aforementioned section entitled “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best For You” on page 55 of the Fund’s Prospectus:

Starting on or about March 15, 2019, Class C Shares will automatically convert into Class A shares on a monthly basis approximately ten years after the original date of purchase, thereby lowering the Distribution (12b-1) Fees paid by such Class C shareholders.

Additionally, the following paragraphs are hereby added to the end of the section entitled “How to Purchase, Exchange and Sell Fund Shares—Class C Shares” on page 60 of the Fund’s Prospectus:

AUTOMATIC CONVERSION OF CLASS C SHARES

On or about March 15, 2019 (the “Effective Date”), except as otherwise noted, Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after the original date of purchase (the “Conversion Date”), thus reducing future annual expenses. Conversions will take place based on the relative NAV of the two classes, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares to Class A shares will constitute a tax-free exchange for federal income tax purposes.

Class C shares acquired through a reinvestment of dividends and distributions will automatically convert to Class A shares on the Conversion Date for the Class C shares with respect to which they were acquired.

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For Class C shares held through a financial intermediary, it is the financial intermediary’s (and not the Fund’s) responsibility to ensure that the investor is credited with the proper holding period. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. For example, the automatic conversion of Class C shares to Class A shares may not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares with the Fund in an omnibus account and do not track participant-level share lot aging to facilitate such a conversion.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on the Appendix to this Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of your Class C shares to Class A shares.

Additionally, the following section is hereby added immediately following the section entitled “Contingent Deferred Sales Charges—Class C Shares” on page 107 of the Fund’s Statement of Additional Information:

AUTOMATIC CONVERSION OF CLASS C SHARES

On or about March 15, 2019 (the “Effective Date”), except as otherwise noted, Class C shares of a Fund will automatically convert to Class A shares of the same Fund on a monthly basis approximately 10 years after the original date of purchase (the “Conversion Date”), thus reducing future annual expenses. Conversions will take place based on the relative NAV of the two classes, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares to Class A shares will constitute a tax-free exchange for federal income tax purposes.

Class C shares of a Fund acquired through a reinvestment of dividends and distributions will automatically convert to Class A shares of the same Fund on the Conversion Date for the Class C shares with respect to which they were acquired.

For Class C shares of a Fund held through a financial intermediary, it is the financial intermediary’s (and not the Fund’s) responsibility to ensure that the investor is credited with the proper holding period. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. For example, the automatic conversion of Class C shares to Class A shares may not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares with a Fund in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

The Funds have no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth in the Appendix to each Fund’s Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries”. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of your Class C shares to Class A shares.

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In addition, the “How to Purchase, Exchange and Sell Fund Shares—Class Z Shares—Types of Shareholders Qualified to Purchase” on page 63 of the Fund’s Prospectus is hereby replaced with the following in its entirety:

CLASS Z SHARES

Class Z shares are available for purchase through financial intermediaries permitted, by contract with the Distributor, to offer shares where the Fund will not pay any commissions, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class Z shares. The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services on Class Z shares. Such intermediaries may include:

•	group retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, and defined benefit plans;
•	non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund; and
•	employee benefit plans, including certain HSAs.

Class Z shares are generally not available for purchase by retail non-retirement accounts, traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; or plans covering self-employed individuals and their employees (formerly Keogh/ H.R. 10 plans). Please contact your financial intermediary to determine whether Class Z shares are available for purchase. Exceptions may be granted at the Advisor’s discretion.

In addition, the ‘Appendix’ section of the Prospectus is hereby supplemented with the following in its entirety:

APPENDIX: SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

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•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C Shares available at Raymond James

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the Fund’s prospectus
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
•	Shares acquired through a right of reinstatement

Front-End Load Discounts Available at Raymond James: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this prospectus
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

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